                                                                    EXHIBIT 99.8

CASE NAME:       KEVCO DISTRIBUTION, LP                            ACCRUAL BASIS

CASE NUMBER:     401-40789-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING:     MAY 31, 2002
                                        ---------------------




IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                      TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                      Title


WILFORD W. SIMPSON                                         JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                             Date



PREPARER:

/s/ DENNIS S. FAULKNER                                  DEBTOR'S ACCOUNTANT
---------------------------------------             ----------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                         JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:       KEVCO DISTRIBUTION, LP                   ACCRUAL BASIS - 1

CASE NUMBER:     401-40789-BJH-11


COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED           MONTH              MONTH
ASSETS                                                             AMOUNT            APR-02              MAY-02             MONTH
------                                                           -----------      ------------       ------------         ---------
1.  Unrestricted Cash (FOOTNOTE)                                      41,421                 0                  0
2.  Restricted Cash
3.  Total Cash                                                        41,421                 0                  0
4.  Accounts Receivable-Net (FOOTNOTE)                            17,545,859           314,759            314,759
5.  Inventory (FOOTNOTE)                                          27,611,039
6.  Notes Receivable
7.  Prepaid Rent                                                     236,697
8.  Other (Attach List)                                              303,392
9.  Total Current Assets                                          45,738,408           314,759            314,759
10. Property, Plant & Equipment                                   22,049,500         9,739,582          9,050,425
11. Less: Accumulated Depreciation/Depletion                      (6,151,901)         (844,526)          (788,687)
12. Net Property, Plant & Equipment (FOOTNOTE)                    15,897,599         8,895,056          8,261,738
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)               5,741,869           481,876            481,876
15. Other (Attach List)                                          100,961,429       124,215,962        124,215,962
16. Total Assets                                                 168,339,305       133,907,653        133,274,335

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                           402,039            384,707
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                                   1,705,946          1,705,946
23. Total Post Petition Liabilities                                                  2,107,985          2,090,653

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                       75,885,064        13,768,129         13,858,277
25. Priority Debt (FOOTNOTE)                                       1,412,879
26. Unsecured Debt                                                19,966,456        18,555,081         18,555,081
27. Other (Attach List)                                          243,205,150       245,005,024        244,311,408
28. Total Pre Petition Liabilities                               340,469,549       277,328,234        276,724,766
29. Total Liabilities                                            340,469,549       279,436,219        278,815,419

EQUITY

30. Pre Petition Owners' Equity                                                   (172,130,244)      (172,130,244)
31. Post Petition Cumulative Profit Or (Loss)                                      (33,710,908)       (33,633,278)
32. Direct Charges To Equity (FOOTNOTE)                                             60,312,586         60,222,438
33. Total Equity                                                                  (145,528,566)      (145,541,084)
34. Total Liabilities and Equity                                                   133,907,653        133,274,335


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP                        SUPPLEMENT TO

CASE NUMBER:     401-40789-BJH-11                            ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                   SCHEDULED              MONTH              MONTH
ASSETS                                              AMOUNT               APR-02             MAY-02        MONTH
------                                            -----------         -----------        -----------      -----
A.  Inventory Vendor Deposit                          130,000
B.  Leased Facility Deposit                           173,392
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                           303,392                   0                  0

A.  Goodwill: Shepherd Products                     5,223,119
B.  Goodwill: DARCO                                   518,750
C.  Capitalized Lease                                                     481,876            481,876
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                              5,741,869             481,876            481,876

A.  Intercompany Receivables (FOOTNOTE)           100,961,429         124,215,962        124,215,962
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                      100,961,429         124,215,962        124,215,962

POST PETITION LIABILITIES

A.  Accrued Liabilities                                                   588,787            588,787
B.  Long Term Leases                                                    1,107,492          1,107,492
C.  Accrued Interest: Bank                                                  9,667              9,667
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                   1,705,946          1,705,946

PRE PETITION LIABILITIES
A.  Interco.Payables (FOOTNOTE)                   114,705,150         116,505,024        115,811,408
B.  10 3/8% Senior Sub. Notes                     105,000,000         105,000,000        105,000,000
C.  Sr. Sub. Exchangeable Notes                    23,500,000          23,500,000         23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                             243,205,150         245,005,024        244,311,408


CASE NAME:         KEVCO DISTRIBUTION, LP                      ACCRUAL BASIS - 2

CASE NUMBER:       401-40789-BJH-11

INCOME STATEMENT

                                                           MONTH           MONTH                           QUARTER
REVENUES                                                  APR-02          MAY-02           MONTH            TOTAL
--------                                                ----------      ----------         ------        -----------
1.  Gross Revenues                                               0               0
2.  Less: Returns & Discounts
3.  Net Revenue                                                  0               0

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold                                     0               0
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses                                     0               0
15. Income Before Non-Operating
    Income & Expense

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                       (126,682)                         (126,682)
17. Non-Operating Expense (Att List)                                        49,052                            49,052
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                                  0         (77,630)                          (77,630)

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses                                0               0
27. Income Tax
28. Net Profit (Loss)                                            0         (77,630)                          (77,630)

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:           KEVCO DISTRIBUTION, LP                 SUPPLEMENT TO

CASE NUMBER:         401-40789-BJH-11                      ACCRUAL BASIS - 2

INCOME STATEMENT

                                                           MONTH               MONTH                                  QUARTER
OPERATING EXPENSES                                        APR-02              MAY-02           MONTH                   TOTAL
------------------                                      ----------          ----------         ------               -----------
A.                                                                                                                            0
B.                                                                                                                            0
C.                                                                                                                            0
D.                                                                                                                            0
E.                                                                                                                            0
TOTAL OTHER OPERATING
EXPENSES - LINE 13                                               0                   0                                        0

OTHER INCOME & EXPENSES

A.  Gain on sale of Assets                                                     126,682                                  126,682
                                                                                                                              0
                                                                                                                              0
TOTAL NON-OPERATING
INCOME - LINE 16                                                 0             126,682                                  126,682

A.  Commissions paid at sale of Georgia Property                                45,600                                   45,600
B.  Income Taxes paid at sale of
    Georgia Property                                                             2,584                                    2,584
C.  Miscellaneous fees paid at sale of
    Georgia property                                                               868                                      868
TOTAL NON-OPERATING
EXPENSE - LINE 17                                                0              49,052                                   49,052


REORGANIZATION EXPENSES

A.                                                                                                                            0
B.                                                                                                                            0
C.                                                                                                                            0
D.                                                                                                                            0
E.                                                                                                                            0
TOTAL OTHER REORGANIZATION
EXPENSES - LINE  25                                              0                   0                                        0

CASE NAME:       KEVCO DISTRIBUTION, LP                ACCRUAL BASIS - 3

CASE NUMBER:     #REF!


CASH RECEIPTS AND                                  MONTH         MONTH                       QUARTER
DISBURSEMENTS                                     APR-02        MAY-02         MONTH          TOTAL
-------------                                     ------        ------         -----         -------
1.  Cash - Beginning Of Month                         SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month



This form  x  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:       KEVCO DISTRIBUTION LP        SUPPLEMENT TO ACCRUAL BASIS - 3
                                              MAY, 2002
CASE NUMBER:     401-40789-BJH-11             CASH RECEIPTS AND DISBURSEMENTS


                                                DIST LP          MFG          MGMT        HOLDING   COMP     KEVCO INC     TOTAL
                                               ---------     ----------     ---------     -------   ----     ---------   ---------
 1.  CASH-BEGINNING OF MONTH                          --             --     2,814,595          --     --            --   2,814,595

   RECEIPTS FROM OPERATIONS
 2.  CASH SALES                                       --             --                                                         --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3.  PRE PETITION                                     --             --                                                         --
 4.  POST PETITION                                                   --                                                         --

 5.  TOTAL OPERATING RECEIPTS                         --             --            --          --     --            --          --

   NON OPERATING RECEIPTS
 6.  LOANS & ADVANCES                                                --                                                         --
 7.  SALE OF ASSETS                              693,616      1,323,245                                                  2,016,861
 8.  OTHER                                            --             --        60,763          --     --            --      60,763
        INTERCOMPANY TRANSFERS                  (693,616)    (1,323,245)    2,016,861          --                               --
                    SALE EXPENSE REIMBURSEMENT
                    INCOME TAX REFUND
                    RENT
                    PREPAID REFUND                                             54,579
                    MISC.                                                       1,430                 --
                    INTEREST INCOME                                  --         4,754

 9.  TOTAL NON OPERATING RECEIPTS                     --             --     2,077,624          --     --            --   2,077,624

10.  TOTAL RECEIPTS                                   --             --     2,077,624          --     --            --   2,077,624

11.  CASH AVAILABLE                                   --             --     4,892,219          --     --            --   4,892,219

   OPERATING DISBURSEMENTS
12.  NET PAYROLL                                                               12,336                                       12,336
13.  PAYROLL TAXES PAID                                              --         5,658                                        5,658
14.  SALES, USE & OTHER TAXES PAID                                   --                                                         --
15.  SECURED/RENTAL/LEASES                                           --         5,070                                        5,070
16.  UTILITIES                                                       --           342                                          342
17.  INSURANCE                                                       --           844                                          844
18.  INVENTORY PURCHASES                                             --                                                         --
19.  VEHICLE EXPENSE                                                 --                                                         --
20.  TRAVEL                                                          --                                                         --
21.  ENTERTAINMENT                                                   --                                                         --
22.  REPAIRS & MAINTENANCE                                           --                                                         --
23.  SUPPLIES                                                        --                                                         --
24.  ADVERTISING                                                                                                                --
25.  OTHER                                            --             --         1,724          --     --            --       1,724
              LOAN PAYMENTS                                          --            --                                           --
                    FREIGHT                                          --                                                         --
                    CONTRACT LABOR                                   --                                                         --
                    401 K PAYMENTS                                   --                                                         --
                    PAYROLL TAX ADVANCE ADP                                                                                     --
                    WAGE GARNISHMENTS                                                                                           --
                    MISC.                                            --         1,724                                        1,724

26.  TOTAL OPERATING DISBURSEMENTS                    --             --        25,974          --     --            --      25,974

    REORGANIZATION DISBURSEMENTS
27.  PROFESSIONAL FEES                                                                                                          --
28.  US TRUSTEE FEES                                                 --                                                         --
29.  OTHER                                                                                                                      --
30.  TOTAL REORGANIZATION EXPENSE                     --             --            --          --     --            --          --

31.  TOTAL DISBURSEMENTS                              --             --        25,974          --     --            --      25,974

32.  NET CASH FLOW                                    --             --     2,051,650          --     --            --   2,051,650

33.  CASH- END OF MONTH                               --             --     4,866,245          --     --            --   4,866,245

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 4

CASE NUMBER:     401-40789-BJH-11



                                               SCHEDULED       MONTH        MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT         APR-02       MAY-02      MONTH
-------------------------                      ---------       ------       ------      -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +                                                      314,759      314,759
5.  Total Accounts Receivable                 17,545,859      314,759      314,759
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net) (FOOTNOTE)      17,545,859      314,759      314,759

AGING OF POST PETITION                                         MONTH:     May-02
TAXES AND PAYABLES                                                   -----------

                              0 - 30      31 - 60      61 - 90      91 +
TAXES PAYABLE                  DAYS         DAYS         DAYS       DAYS      TOTAL
-------------                 ------      -------      -------      ----      -----
1.  Federal
2.  State
3.  Local
4.  Other (See Below)        384,707                                        384,707
5.  Total Taxes Payable      384,707                                        384,707
6.  Accounts Payable                                                              0

STATUS OF POST PETITION TAXES                                  MONTH:     May-02
                                                                     -----------

                                 BEGINNING TAX    AMOUNT WITHHELD                      ENDING TAX
FEDERAL                           LIABILITY *     AND/OR ACCRUED      (AMOUNT PAID)    LIABILITY
-------                          -------------    ---------------     -------------    ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property (FOOTNOTE)           402,039                             (17,332)       384,707
13. Personal Property
14. Other (Attach List)
15. Total State And Local              402,039                             (17,332)       384,707
16. Total Taxes                        402,039                             (17,332)       384,707

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.


This form  X  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 5

CASE NUMBER:     401-40789-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH:     May-02
                                                                     -----------

BANK RECONCILIATIONS                      Account # 1          Account # 2
--------------------                    ---------------        -----------
A.  BANK:                                                                         Other Accounts            TOTAL
B.  ACCOUNT NUMBER:                                                               (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                                                 0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                       DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER         OF PURCHASE        INSTRUMENT          PURCHASE PRICE         CURRENT VALUE
---------------------------         -----------        ----------          --------------         -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                         0


CASH
12. Currency On Hand                                                                                          0

13. Total Cash - End of Month                                                                                 0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 6

CASE NUMBER:     401-40789-BJH-11                              MONTH:     May-02
                                                                     -----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS


                                       TYPE OF       AMOUNT     TOTAL PAID
              NAME                     PAYMENT        PAID       TO DATE
              ----                     -------       ------     ----------
1.  Martin, Steve                      Payroll                      99,229
2.  Martin, Steve                      Exp. Reimb.                   1,390
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                     100,619

                                 PROFESSIONALS



                              DATE OF
                            COURT ORDER                                                  TOTAL
                            AUTHORIZING       AMOUNT       AMOUNT       TOTAL PAID      INCURRED
          NAME                PAYMENT        APPROVED       PAID         TO DATE        & UNPAID*
          ----              -----------      --------      ------       ----------      ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals

    * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                 SCHEDULED      AMOUNTS        TOTAL
                                  MONTHLY        PAID         UNPAID
                                 PAYMENTS       DURING         POST
     NAME OF CREDITOR              DUE          MONTH        PETITION
     ----------------            ---------      -------     ----------
1.  Bank of America                                         13,858,277
2.  Leases Payable                                            None
3.
4.
5.  (Attach List)
6.  TOTAL                                                   13,858,277

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 7

CASE NUMBER:     401-40789-BJH-11                              MONTH:     May-02
                                                                     -----------
QUESTIONNAIRE

                                                                                                              YES         NO
                                                                                                              ---         --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                 X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                             X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related  parties?                   X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                        X

5.  Have any Post Petition Loans been received by the debtor from any party?                                              X

6.  Are any Post Petition Payroll Taxes past due?                                                                         X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                         X

8.  Are any Post Petition Real Estate Taxes past due?                                                                     X

9.  Are any other Post Petition Taxes past due?                                                                           X

10. Are any amounts owed to Post Petition creditors delinquent?                                                           X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                    X

12. Are any wage payments past due?                                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(See Footnote)

INSURANCE

                                                                                                              YES         NO
                                                                                                              ---         --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?            X

2.  Are all premium payments paid current?                                                                     X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                   CARRIER                   PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
 --------------                   -------                   --------------            --------------------------
Property, Auto, General    Aon Risk Services                 3/1/02-9/1/02             Semi-Annual    $98,598
Liability
D&O Liability              Great American Insurance       11/1/2001-10/31/2004         Annual         $64,657

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO DISTRIBUTION, LP                  FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40789-BJH-11                        ACCRUAL BASIS

                                                           MONTH: April 30, 2002
                                                                  --------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER     FOOTNOTE / EXPLANATION
-------    -----------     ----------------------
  1           1            Pursuant to the February 12, 2001 Order (1)
  3           1            Authorizing Continued Use of Existing Forms and
                           Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System;
                           and (3) Extending Time to Comply with 11 U.S.C.
                           Section 345 Investment Guidelines, funds in the Bank
                           of America and Key Bank deposit accounts are swept
                           daily into Kevco's lead account number 1295026976.
                           The Bank of America lead account is administered by,
                           and held in the name of, Kevco Management Co.
                           (co-debtor, Case No. 401-40788-BJH-11). Accordingly,
                           all cash receipts and disbursements flow through
                           Kevco Management's Bank of America DIP account. A
                           schedule allocating receipts and disbursements among
                           Kevco, Inc. and its subsidiaries is included in this
                           report as a Supplement to Accrual Basis -3.

  1           4            As of July 2001, the remaining accounts receivable
  4           7            are for commissions earned for the sale of consigned
                           inventory. Although collection is uncertain, Debtor
                           will maintain these receivables on the balance sheet
                           until such time as the likelihood of collection can
                           be more accurately determined.

  1           5,12         The sale of Debtor's real property in Douglas,
                           Georgia was finalized during May 2002. Proceeds from
                           the sale have been placed in a segregated account
                           (see the Supplement to Accrual Basis-3). Pursuant to
                           Asset Purchase Agreements approved by the Court (see
                           prior Monthly Operating Reports for details), Debtor
                           has sold most of its assets.

  1           22           The Debtor records on its books accruals for certain
                           liabilities based on historical estimates. While
                           known creditors were listed on the Debtor's
                           Schedules, the estimated amounts were not.
                           Accordingly, for purposes of this report, the accrued
                           liabilities are reflected as post-petition "Accrued
                           Liabilities."

  1           15A          Intercompany receivables/payables are from/to co-
  1           27A          debtors Kevco Management Co. (Case No. 401-40788-
  7           3            BJH-11), Kevco Manufacturing, LP (Case No. 401-40784-
                           BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-
                           11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11),
                           Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco
                           Components, Inc. (Case No. 401-40790-BJH-11), and
                           Kevco, Inc. (Case No. 401-40783-BJH-11).

  1           18           Property tax owing is an accrual only and not yet
  4           12           due.

  1           24           The direct charges to equity are due to secured debt
  1           32           reductions pursuant to sales of Kevco Manufacturing,
                           LP's operating divisions, the asset sale of the South
                           Region of Kevco Distribution, as well as direct cash
                           payments. The secured debt owed to Bank of America by
                           Kevco, Inc. (Case No. 401-40783-BJH) has been
                           guaranteed by all of its co-debtors (see Footnote
                           1,27A); therefore, the secured debt is reflected as a
                           liability on all of the Kevco entities. The charge
                           to equity is simply an adjustment to the balance
                           sheet.

  1           25           Pursuant to Order dated February 12, 2001 and
                           Supplemental Order dated March 14, 2001, debtors were
                           authorized to pay pre-petition salaries and wages up
                           to a maximum of $4,300 per employee. Debtors were
                           also (a) allowed to pay accrued vacation to
                           terminated employees and (b) permitted to continue
                           allowing employees to use vacation time as scheduled.